UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 25, 2011

ZAP
(Exact name of Registrant as specified in its charter)

California	0-303000	94-3210624
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

501 Fourth Street Santa Rosa, CA		95401
(Address of principal executive offices)		(Zip Code)

(707) 525-8658
(Registrant’s telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2	Financial Information

Item 2.02              Results of Operations and Financial Condition

ZAP hereby furnishes the information set forth in its press release dated May 24, 2011 announcing 2011 first quarter financial results, a copy of which is attached as Exhibit 99.1.

Section 9	Financial Statements and Exhibits

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit                  Description

99.1                        Press release issued by ZAP on May 24, 2011, regarding 2011 first quarter financial results.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAP

Dated: May 25, 2011	By:	/s/ Steven M. Schneider
Steven M. Schneider
Co-Chief Executive Officer

Dated: May 25, 2011	By:	/s/ Alex Wang
Alex Wang
Co-Chief Executive Officer

3